UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

MAPLEBEAR INC.

(Exact name of registrant as specified in its charter)
Delaware	001-41805	46-0723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Beale Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices) (Zip code)
(888) 246-7822
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CART	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On September 21, 2026, Maplebear Inc. (the “Company”) received notice from the holder (the “Holder”) of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), to convert all 5,833,333 shares of such holder’s Series A Preferred Stock into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock,” and such transaction, the “Conversion”). In accordance with the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”) to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”), the Company issued 5,833,333 shares of Common Stock to the Holder upon the Conversion, which shares of Common Stock may not be transferred or otherwise disposed of for a period of 35 days after issuance.
The issuance of the Common Stock is exempt from registration under Section 3(a)(9) under the Securities Act of 1933, as amended, as the Series A Preferred Stock was exchanged for Common Stock by an existing security holder and no commission or other remuneration was paid. Following the Conversion, no shares of Series A Preferred Stock remain outstanding.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 24, 2026, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating from the Restated Certificate all provisions of the Certificate of Designation. Such shares previously designated Series A Preferred Stock have been returned to the authorized but undesignated shares of the Company’s preferred stock.
The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Convertible Preferred Stock.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maplebear Inc.

Date: September 25, 2026	By:	/s/ Emily Reuter
Emily Reuter
Chief Financial Officer